UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2010

ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	000-00565	99-0032630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

    On March 31, 2010, to allow The Dun & Bradstreet Corporation (“D&B”) to properly provide a credit rating for the subsidiaries of Matson Navigation Company, Inc. (“Matson”), Matson released certain summarized financial information relating to the periods ended December 25, 2009, December 26, 2008, and December 28, 2007. The information provided to D&B is made available to its subscribers. This information is furnished herewith as Exhibit 99.1.
Item 8.01.  Other Events.

    On March 12, 2010, Alexander & Baldwin, Inc. (the “Company”) filed a Proxy Statement on Schedule 14A with the Securities and Exchange Commission relating to its 2010 Annual Meeting of Shareholders.  In its Proxy Statement, the Company submitted to shareholders a proposal to approve the Company’s amended and restated 2007 Incentive Compensation Plan (the “Plan”) that, among other things, authorizes for issuance an additional 2,200,000 shares of the Company’s common stock.

Burn Rate Commitment
The Company has committed that its average burn rate of equity awards under the Plan for fiscal years 2010, 2011 and 2012 will not exceed 2.655%.  This burn rate of 2.655% is the average of allowable burn rate levels for the Transportation segment of the Russell 3000 index, as published by RiskMetrics Group (“RMG”) for its policy years 2009 and 2010.  The burn rate will be based on the weighted average common shares outstanding (basic) at fiscal year-end.  For the sole purpose of calculating burn rate, full-value awards will be counted at a rate of 2:1 for fiscal years 2010, 2011 and 2012.  The 2:1 rate was determined using RMG’s methodology based on the volatility of the Company’s stock as of December 1, 2009.

Additional Plan Information
The following table sets forth additional Plan information, as of February 19, 2010:

Shares available for future grant under all plans (including the number that can be granted as full-value awards):	242,041
Options outstanding:	2,854,497
Weighted-average exercise price of options outstanding:	$36.31
Weighted-average remaining term of options outstanding:	6.06 years
Full-value shares outstanding:	334,818

Change in Control Definition
The Company is clarifying that the change in control definition in the Plan that governs the treatment of outstanding awards under the Plan requires that consummation of an actual change in control transaction must occur.  To the extent the change in control event requires shareholder approval of a transaction, such as is the case for a merger, consolidation or other reorganization event to which the Company is a party, shareholder approval of the transaction will not by itself be enough to trigger the change in control provisions of the Plan.  It is not until the consummation of a transaction occurs, and there is an actual change in control or ownership of the Company, that the change in control provisions will apply.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

99.1           Summarized financial information for Matson Navigation Company, Inc. as of December 25, 2009, December 26, 2008, and December 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2010

ALEXANDER & BALDWIN, INC.

/s/ Christopher J. Benjamin
Christopher J. Benjamin
Senior Vice President,
Chief Financial Officer and Treasurer